Exhibit 21.1
THE HOWARD HUGHES CORPORATION

LIST OF SUBSIDIARIES

Entity	Jurisdiction

10 CCC, LLC	Delaware

10/20/30 CCC Parking Deck, LLC	Delaware

20 CCC, LLC	Delaware

30 CCC, LLC	Delaware

40 CCC, LLC	Delaware

40 CCC Parking Deck, LLC	Delaware

50 CCC, LLC	Delaware

50/60/70 CCC Parking Deck, LLC	Delaware

60 CCC, LLC	Delaware

3 Waterway Holdings, LLC	Texas

4 Waterway Holdings, LLC	Delaware

20 & 25 Waterway Holdings, LLC	Delaware

70 CC, LLC	Delaware

80 South, LLC	Delaware

85 South Street LLC	Delaware

110 Holding, LLC	Delaware

110 N. Wacker Development, LLC	Delaware

110 N. Wacker Managing Member, LLC	Delaware

110 North Wacker Titleholder LLC	Delaware

110 Wacker Property Sub, LLC	Delaware

110 Wacker Amenities, LLC	Delaware

110 Wacker, LLC	Delaware

117 Beekman Street Holdings, LLC	Delaware

170 John Street Holdings, LLC	Delaware

170 Retail Associates, Ltd.	Texas

170 Retail Holding, LLC	Delaware

170 Retail Holding GP, LLC	Delaware

250 Seaport District, LLC	Delaware

988 Halekauwila, LLC	Delaware

1000 Auahi, LLC	Delaware

1001 Queen, LLC	Delaware

1060 Ala Moana, LLC	Delaware

1108 Auahi, LLC	Delaware

1118 Ala Moana, LLC	Delaware

1240 Ala Moana, LLC	Delaware

1360 Schermerhorn, LLC	Delaware

1701 Lake Robbins, LLC	Delaware

2000 WP Holdings, LLC	Delaware

2103 Research Forest Holding Company, LLC	Delaware

2201 LW Holdings, LLC	Delaware

3831 TF Holding Company, LLC	Delaware

8770 New Trails Holdings, LLC	Delaware

9303 New Trails Holdings, LLC	Delaware

Aalii, LLC	Delaware

ACB Parking Business Trust	Maryland

Ae O Holdings, LLC	Delaware

Ae O Retail Holdings, LLC	Delaware

Alameda Plaza, LLC	Delaware

AllenTowne Mall, LLC	Delaware

American City Building Business Trust	Maryland

Anaha Management Development Company, LLC	Delaware

Anaha Retail Holdings, LLC	Delaware

Angels Entertainment, LLC	Delaware

API/HHC Lake Robbins Holdings Company, LLC	Delaware

Beverage Operations, Inc.	Texas

BL Prairieland Village SFBTR, LLC	Delaware

BLLV Apartments Holding Company, LLC	Delaware

BLLV Apartments II Holding Company, LLC	Delaware

Bridgeland Construction, LLC	Delaware

Bridgeland Development, LP	Maryland

Bridgeland GL Holdings, LLC	Delaware

Bridgeland GP, LLC	Delaware

Bridgeland Holding Company, Inc.	Delaware

Bridgeland Management Development Company, LLC	Delaware

Bridges at Mint Hill, LLC	Delaware

Bridges at Mint Hill Member, LLC	Delaware

Bridgeview F&B, LLC	Delaware

Clark County Las Vegas Stadium, LLC	Delaware

Clover Acquisitions LLC	Delaware

Cottonwood Mall, LLC	Delaware

Creekside Equities, LLC	Delaware

Creekside Park West Holdings, LLC	Delaware

Crescent Area 1-A Holdings, LLC	Delaware

Crescent Area 1-B Holdings, LLC	Delaware

Crescent Area 1 - Parking Deck 1, LLC	Delaware

CS Apartments Holding Company, LLC	Delaware

CS Apartments II Holding Company, LLC	Delaware

CSPV Holdings, LLC	Delaware

Cypress LA, LLC	Delaware

Discovery Property Company, LLC	Delaware

DLV/HHPI Summerlin, LLC	Delaware

DTS Office Holdings, LLC	Delaware

Elk Grove Management Development Company, LLC	Delaware

Elk Grove Town Center L.L.C.	Delaware

Elk Grove Town Center, L.P.	Delaware

Emerson Land Business Trust	Maryland

Emerson Land, LLC	Delaware

Fairwood Commercial Development Corporation	Maryland

Fairwood Commercial Development Holding, LP	Maryland

Fairwood Commercial Development Limited Partnership	Maryland

Fairwood Commercial Front Foot Benefit Company, LLC	Maryland

Fulton Seafood Market, LLC	Delaware

Gateway Overlook III Business Trust	Maryland

Grandview SHG LLC	California

GK Ground Lease Holdings, LLC	Delaware

GG DR, L.L.C.	Illinois

Greengate Mall, Inc.	Pennsylvania

Harper’s Choice Business Trust	Maryland

Hexalon Real Estate, LLC	Delaware

HF Holding Company, LLC	Delaware

HF Management Development Company, LLC	Delaware

HH Allison Tower Holding Company, LLC	Delaware

HH Allison Tower Obligor, LLC	Delaware

HH Hackett Tower Holdings, LLC	Delaware

HH Hackett Tower Obligor, LLC	Delaware

HH Hawaii Development Company, LLC	Delaware

HH Lake Robbins Holdings, LLC	Delaware

HH New York Development Company, LLC	Delaware

HH One Hughes Landing, LLC	Delaware

HH Two Hughes Landing, LLC	Texas

HH Wacker Acquisition Company, LLC	Delaware

HH Wacker Management Development Company, LLC	Delaware

HH Warehouse Land Holdings, LLC	Delaware

HH Waterway Land Holdings, LLC	Delaware

HH WHC Holdings, LLC	Delaware

HH Woodlands Tower Holdings, LLC	Delaware

HHC 242 Self-Storage, LLC	Delaware

HHC 2978 Self-Storage, LLC	Delaware

HHC 33 Peck Slip Holdings, LLC	Delaware

HHC 33 Peck Slip Member, LLC	Delaware

HHC 33 Peck Slip Resources, LLC	Delaware

HHC Acquisitions, LLC	Delaware

HHC Beverage Holdings, LLC	Delaware

HHC Blockhouse, LLC	Delaware

HHC Bridgeview, LLC	Delaware

HHC Circle T Management Development Company, LLC	Delaware

HHC Cobblestones, LLC	Delaware

HHC Constellation Holdings, LLC	Delaware

HHC Douglas Ranch Member, LLC	Delaware

HHC F Box Event Space, LLC	Delaware

HHC Fulton Club, LLC	Delaware

HHC Fulton Retail LLC	Delaware

HHC Hughes Landing Retail, LLC	Delaware

HHC LaGuardia Restaurant LLC	Delaware

HHC Landmark Redevelopment Member, LLC	Delaware

HHC Lawn Games, LLC	Delaware

HHC Millennium Six Pines, LLC	Delaware

HHC Lawn Games Member, LLC	Delaware

HHC Pier Village, LLC	Delaware

HHC Riverdeck, LLC	Delaware

HHC Seaport Snack, LLC	Delaware

HHC Seafood Market Member LLC	Delaware

HHC Spice, LLC	Delaware

HHC Summerlin Office Holdings, LLC	Delaware

HHC Travel, LLC	Delaware

HHC Two Hughes Landing, LLC	Delaware

HHC Trillium Member, LLC	Delaware

HHC Ventures, LLC	Delaware

HHC Village 13 Apartments, LLC	Delaware

HHC-VP Holdings, LLC	Delaware

HHC Warehouse Holding Company, LLC	Delaware

HHC-SRG Landmark Redevelopment JV, LLC	Delaware

HHC-SRG Landmark Redevelopment Property Sub, LLC	Delaware

HHMK Development, LLC	Delaware

HL Amenities Holdings, LLC	Delaware

HL Beverage Company, LLC	Delaware

HL Champion Holding Company, LLC	Delaware

HL Garage Holdings, LLC	Delaware

HL Multi-Family Holdings, LLC	Delaware

HL Restaurant Row, LLC	Delaware

HL Retail Row, LLC	Delaware

HL-2LE Holding Company, LLC	Delaware

HL-Hotel Holding Company, LLC	Delaware

HLDC Holding Company, LLC	Delaware

Howard Hughes Arizona, Inc.	Delaware

Howard Hughes Hospitality, LLC	Delaware

Howard Hughes Management, Co. LLC	Delaware

Howard Hughes Management Services Company, LLC	Delaware

Howard Hughes Properties, Inc.	Nevada

HRD Development Management, LLC	Delaware

HRD Parking Deck Business Trust	Maryland

HRD Parking, Inc.	Maryland

Kai Investments, LLC	Delaware

Kapiolani Residential LLC	Delaware

Ke Kilohana Retail Holdings, LLC	Delaware

Kewalo Harbor Development Company, LLC	Delaware

Kewalo Harbor Management Company, LLC	Delaware

Kewalo Harbor, LLC	Hawaii

Kewalo Makai, LLC	Hawaii

Koula Management Development Company, LLC	Delaware

KR Holdings, LLC	Delaware

Lake Front North Holding Company, LLC	Delaware

Lake Woodlands Crossing Retail, LLC	Delaware

Lakeland Village Holding Company, LLC	Delaware

Land Trust No. 89433	Hawaii

Land Trust No. 89434	Hawaii

Land Trust No. FHB-TRES 20061 (01)	Hawaii

Land Trust No. FHB-TRES 20062 (02)	Hawaii

Landmark Land Holdings, LLC	Delaware

Landmark Mall L.L.C.	Delaware

Landmark Management Development Company, LLC	Delaware

LFC MOB1, LLC	Delaware

LFN Garage1, LLC	Delaware

LFN RBB1, LLC	Delaware

LRVC Business Trust	Maryland

Marginal Street Development, LLC	Delaware

Merriweather Post Business Trust	Maryland

MF Seaport, LLC	Delaware

Millennium Woodlands Phase II, LLC	Delaware

Millennium Woodlands Phase II Member, LLC	Delaware

Monarch City Management Development Company, LLC	Delaware

MPIII Holding Company, LLC	Delaware

MWD 3G1, LLC	Delaware

MWD 3HA, LLC	Delaware

MWD 3LRA, LLC	Delaware

MWD Color Burst Park, LLC	Delaware

MWD 3MFB, LLC	Delaware

MWD 3MFC, LLC	Delaware

MWD 3OA, LLC	Delaware

MWD 3RE2, LLC	Delaware

MWD E3, LLC	Delaware

Natick Residence LLC	Delaware

Oakland Ridge Industrial Development Corporation	Maryland

One Lakes Edge Holdings, LLC	Delaware

One Mall North, LLC	Delaware

Parcel C Business Trust	Maryland

Parcel C Development LLC	Delaware

Parcel C Property LLC	Delaware

Parcel D Business Trust	Maryland

Parcel D Development LLC	Delaware

Parcel D Property LLC	Delaware

Pier 17 Bar, LLC	Delaware

Pier 17 GR Restaurant, LLC	Delaware

Pier 17 HHC Member, LLC	Delaware

Pier 17 Restaurant C101, LLC	Delaware

Pier 17 Restaurant, LLC	Delaware

Pier 17 Seafood Restaurant, LLC	Delaware

Price Development TRS, Inc.	Delaware

Princeton Land, LLC	Delaware

Princeton Management Development Company, LLC	Delaware

Red Rock Investment, LLC	Nevada

RFD Acquisitions, LLC	Delaware

Riverwalk Marketplace (New Orleans), LLC	Delaware

Riverwalk Management Development Company, LLC	Delaware

Riverwalk Operating Company, LLC	Delaware

Robinson Kunia Land, LLC	Delaware

Seaport Development Holdings, LLC	Delaware

Seaport Hospitality, LLC	Delaware

Seaport Management Development Company, LLC	Delaware

Seaport Marketing Services, LLC	Texas

Seaport Marketplace Theatre, LLC	Maryland

Seaport Marketplace, LLC	Maryland

Seaport Phase 1 Holdings, LLC	Delaware

South Street Seaport Limited Partnership	Maryland

SSSLP Pier 17 Restaurant C101, LLC	Delaware

Sterrett Building Holdings, LLC	Delaware

Stewart Title of Montgomery County Inc.	Texas

Stone Lake, LLC	Maryland

Summerlin 1700 Pavilion, LLC	Delaware

Summerlin Baseball Club Member, LLC	Delaware

Summerlin Centre, LLC	Delaware

Summerlin Centre Apartments, LLC	Delaware

Summerlin Corporation	Delaware

Summerlin Development, LLC	Delaware

Summerlin Development Management Company, LLC	Delaware

Summerlin Downtown SE Quadrant, LLC	Delaware

Summerlin Hospital Medical Center, L.P.	Delaware

Summerlin Las Vegas Baseball Club, LLC	Delaware

Summerlin North GP, LLC	Delaware

Summerlin Operating Company, LLC	Delaware

Summerlin Restaurant, LLC	Delaware

Summerlin South GP, LLC	Delaware

Summerlin Tanager Echo, LLC	Delaware

The Howard Hughes Company, LLC	Delaware

The Howard Hughes Corporation Japan, GK	Japan

The Howard Research And Development Corporation	Maryland

The Hughes Corporation	Delaware

The Park Ward Village, LLC	Delaware

The Shops At Summerlin North, LP	Delaware

The Shops at Summerlin South, LP	Delaware

The Woodlands Beverage, Inc.	Texas

The Woodlands Commercial Properties Company, LP	Texas

The Woodlands Corporation	Texas

The Woodlands Custom Residential Sales, LLC	Texas

The Woodlands Custom Sales, LP	Texas

The Woodlands GL Holdings, LLC	Delaware

The Woodlands Holding Company, Inc.	Delaware

The Woodlands Hotel Management Company, LLC	Delaware

The Woodlands Land Development Company, L.P.	Texas

The Woodlands Management Development Company, LLC	Delaware

The Woodlands Marketing Services, LLC	Texas

The Woodlands MDA, LLC	Delaware

The Woodlands Operating Company, L.P.	Texas

Three Hughes Landing, LLC	Delaware

Town Center Development Company GP, L.L.C.	Texas

Town Center Development Company, L.P.	Texas

Town Center East Business Trust	Maryland

Town Center East Holdings, LLC	Delaware

Town Center East Parking Lot Business Trust	Maryland

Trillium Development Holding Company, LLC	Delaware

Trillium Land Company, LLC	Delaware

TW 1890 Research Forest Holdings, LLC	Delaware

TW-CSP 26424 Strake Holdings, LLC	Delaware

TWC Commercial Properties, LLC	Delaware

TWC Commercial Properties LP	Delaware

TWC Land Development, LLC	Delaware

TWC Land Development LP	Delaware

TWC Operating, LLC	Delaware

TWC Operating LP	Delaware

TWCPC Holdings GP, L.L.C.	Texas

TWCPC Holdings, L.P.	Texas

TWL-Bridgeland Holding Company, LLC	Delaware

TWLDC Holdings GP, L.L.C.	Texas

TWLDC Holdings, L.P.	Texas

Ulana Ward Village, LLC	Delaware

Victoria Place, LLC	Delaware

Victoria Ward, Limited	Delaware

Victoria Place Management Development Company, LLC	Delaware

Victoria Ward Center L.L.C.	Delaware

Victoria Ward Entertainment Center L.L.C.	Delaware

Victoria Ward Services, Inc.	Delaware

VW Condominium Development, LLC	Delaware

Waiea Management Development Company, LLC	Delaware

Waiea Retail Holdings, LLC	Delaware

Ward Condominium Holdings, LLC	Delaware

Ward Gateway-Industrial-Village, LLC	Delaware

Ward Plaza-Warehouse, LLC	Delaware

Ward Management Development Company, LLC	Delaware

Ward Village CK Holdings, LLC	Delaware

Ward Village Commercial, LLC	Delaware

Ward Village Holding Company	Delaware

Ward Village Operating Company, LLC	Delaware

Ward Village Properties, LLC	Delaware

Waterway Ave Partners, L.L.C.	Texas

Waterway Coffee Holdings, LLC	Delaware

Waterway Condo Holdings, LLC	Delaware

Waterway Hotel Beverage Company, LLC	Delaware

Waterway Hotel Holdings, LLC	Delaware

WECCR General Partnership	Texas

WECCR, Inc.	Texas

Westlake Retail Associates, Ltd.	Texas

Westlake Retail Holding, LLC	Delaware

Wincopin Restaurant Business Trust	Maryland

Woodlands Acquisition, LLC	Texas

Woodlands Office Equities-95, LLC	Texas

Woodlands Sarofim #1, Ltd.	Texas

WRCC Holdings, LLC	Delaware